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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): October 6, 2000

                              AGL RESOURCES INC.
              (Exact Name of Registrant as Specified in Charter)


Georgia                                 1-14174                 58-2210952
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
of Incorporation)                                            Identification No.)


     817 West Peachtree Street, NW, 10/th/ Floor, Atlanta, Georgia  30308
        (Address of Principal Executive Offices)            (Zip Code)



                                (404) 584-9470
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 2.   Acquisition or Disposition of Assets

     On October 6, 2000, pursuant to a Stock Purchase Agreement dated as of May 8, 2000, as amended by the First Amendment to Stock Purchase Agreement dated as of October 1, 2000, among AGL Resources Inc. (the "Company"), Consolidated Natural Gas Company ("CNG"), Virginia Natural Gas, Inc. ("VNG") and Dominion Resources, Inc. ("Dominion"), the Company acquired all of the outstanding common stock of VNG, a gas public utility and wholly-owned subsidiary of CNG (and indirect subsidiary of Dominion). The purchase price of approximately $533 million, paid in cash, was determined through arms-length negotiations between the parties, and included approximately $4.8 million in working capital. Following the purchase, VNG is a wholly-owned subsidiary of the Company. Prior to the execution of the Stock Purchase Agreement, the Company had no material relationship with CNG, VNG or Dominion.

     The Company financed the acquisition through the offer and sale of commercial paper in the form of short-term promissory notes (the "Notes") by AGL Capital Corporation, a Nevada corporation and wholly-owned financing subsidiary of the Company. The Notes are guaranteed by the Company with respect to principal and interest.

     The transaction was conditioned, among other things, upon approvals from the Virginia State Corporation Commission, the Federal Trade Commission and the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, which approvals were received prior to the closing of the transaction.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired.

     The Financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

(b)  Pro-Forma Financial Information.

     The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

(c)  Exhibits.

     2.1 Stock Purchase Agreement dated as of May 8, 2000 by and among AGL Resources Inc., Consolidated Natural Gas Company, Virginia Natural Gas, Inc. and Dominion Resources, Inc.

     2.2 First Amendment to Stock Purchase Agreement dated as of October 1, 2000 by and among AGL Resources Inc., Consolidated Natural Gas Company, Virginia Natural Gas, Inc. and Dominion Resources, Inc.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          AGL RESOURCES INC.
                             (Registrant)



                          /s/ Donald P. Weinstein
                          ------------------------------
                          Donald P. Weinstein
                          Senior Vice President and
                          Chief Financial Officer


Date: October 18, 2000
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                                 EXHIBIT INDEX

Exhibit
Number             Description
------             -----------

2.1 Stock Purchase Agreement dated as of May 8, 2000 by and among AGL Resources Inc., Consolidated Natural Gas Company, Virginia Natural Gas, Inc. and Dominion Resources, Inc. (incorporated by reference to
          Exhibit 2.1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000, file no. 001-14174).


2.2 First Amendment to Stock Purchase Agreement dated as of October 1, 2000 by and among AGL Resources Inc., Consolidated Natural Gas Company, Virginia Natural Gas, Inc. and Dominion Resources, Inc.

                                       4